Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Third Quarter 2018 Results

•	Famous Footwear same-store-sales up 2.8% - delivered seventh consecutive year of positive back-to-school same-store-sales

•	Brand Portfolio sales up 8.5%, as top brands continued to grow and take market share

•	Added Vionic - a growing brand with strong consumer loyalty and great cultural fit - to the Brand Portfolio

•	Leveraged balance sheet and invested for continued success

ST. LOUIS, November 20, 2018 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported third quarter 2018 financial results.

“Famous Footwear delivered its seventh consecutive year of positive back-to-school same-store-sales, while Brand Portfolio showed sales improvement of 8.5%, as our top brands continued to take consumer share in the market,” said Diane Sullivan, CEO, president and chairman of Caleres. “In addition, we announced the acquisition of Vionic, a strong consumer demand brand, which has demonstrated solid growth over the past six years and is expected to be accretive to adjusted EPS in 2019.

“We also continued to accelerate the transition to our in-house distribution center for Brand Portfolio. While our in-house facility is up and running efficiently, the third-party facility expense has been far greater than expected,” continued Sullivan. “In an effort to eliminate the potential for incremental expense going forward, we have committed to exiting this third-party facility immediately following fiscal 2018 shipping. Due to these expenses, and our recent Vionic acquisition, we are adjusting our 2018 adjusted earnings per share guidance.

“We now expect to report fiscal 2018 adjusted earnings per share of between $2.25 and $2.35, and this range includes approximately $0.05 of dilution related to Vionic interest and amortization expense. This acquisition - along with other actions we have taken this year - is part of our strategy to invest for continued success, and our plans remain on-track,” concluded Sullivan.

Third Quarter 2018 Results Versus 2017

•	Consolidated sales of $775.8 million.

–
Famous Footwear same-store-sales were up 2.8%. Total sales of $448.8 million were down 5.1% as expected, as one week of back-to-school sales shifted into the second quarter of this year versus the third quarter of last year.

–	Brand Portfolio sales of $327.1 million were up 8.5%, including Vionic.

•	Gross profit was $310.6 million, while gross margin was 40.0% and adjusted gross margin was 40.3%.

•	SG&A expense of $265.5 million represented 34.2% of sales.

•
Operating earnings were $39.7 million and included $7.2 million of charges related to the previously announced transition of Allen Edmonds’ consumer-facing activities to St. Louis, the July acquisition of Blowfish Malibu, and the October acquisition of Vionic, while adjusted operating earnings were $46.9 million.

•	Net earnings were $29.2 million, while diluted earnings per share were $0.67 and included $0.14 for charges related to the acquisitions of Allen Edmonds, Blowfish Malibu and Vionic.

•
Adjusted net earnings of $34.9 million were up 1.6%, while adjusted diluted net earnings per share of $0.81 were up 1.3%, including approximately $0.02 of dilution related to Vionic interest and amortization expense.

First Nine Months 2018 Results Versus 2017

•	Consolidated sales of $2,114.6 million.

–	Famous Footwear same-store-sales were up 1.7%, while total sales were $1,241.6 million.

–	Brand Portfolio sales of $872.9 million were up 4.1%.

•	Gross profit was $878.6 million, while gross margin was 41.6% and adjusted gross margin was 41.7%.

•	SG&A expense of $774.6 million represented 36.6% of sales.

•	Operating earnings were $94.8 million and included $11.6 million of charges related to the acquisitions of Allen Edmonds, Blowfish Malibu and Vionic.

•	Net earnings were $70.0 million, while diluted earnings per share were $1.62 and included $0.21 for charges related to the acquisitions of Allen Edmonds, Blowfish Malibu and Vionic.

•	Adjusted net earnings of $79.1 million were up 9.1%, while adjusted diluted net earnings per share of $1.83 were up 8.9%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $90.5 million and up $59.1 million year-over-year.

•	There were $350.0 million of outstanding borrowings under the revolving credit facility, following the October 18 acquisition of Vionic.

•	Inventory of $698.3 million was up 16.7% year-over-year and included $66.7 million of Vionic and Blowfish inventory.

•	Capital expenditures of $38.7 million year to date were flat to last year.

2018 Outlook

Consolidated net sales	~$2.85B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales, including acquisitions	Up high-single digits
Interest expense	~$18M
Effective tax rate	~24%
Adjusted earnings per diluted share*	$2.25 to $2.35
* Excludes ~$0.36 of costs related to the acquisition and integration of Allen Edmonds, Blowfish Malibu and Vionic

Pension Presentation
Results for this year reflect the new accounting standard related to the presentation of retirement benefits, which impacted reported and adjusted 2017 operating income and margin. The effect of this new standard resulted in a shift of $2.5 million of retirement plan income from third quarter 2017 SG&A expense to other income, net. For the nine months of 2017, this amount was $7.6 million. There was no impact to net earnings or earnings per share for the third quarter or first nine months of 2017, due to the adoption of this standard.

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, November 20. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 1793378. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 1793378 through Tuesday, November 27.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings, earnings per diluted share and return on invested capital adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) foreign currency fluctuations; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) changes to tax laws, policies and treaties; (xii) the ability to recruit and retain senior management and other key associates;  (xiii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; and (xvi) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2018, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Via Spiga, Diane von Furstenberg, Blowfish Malibu, Bzees, Carlos by Carlos Santana, Circus by Sam Edelman, Fergie and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel good… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Net sales	$775,829	$774,656	$2,114,583	$2,083,119
Cost of goods sold	465,219	457,771	1,235,950	1,207,865
Gross profit	310,610	316,885	878,633	875,254
Selling and administrative expenses	265,522	266,507	774,555	769,188
Restructuring and other special charges, net	5,340	—	9,240	3,973
Operating earnings	39,748	50,378	94,838	102,093
Interest expense, net	(4,210)	(4,046)	(11,495)	(13,230)
Other income, net	3,085	2,492	9,254	7,598
Earnings before income taxes	38,623	48,824	92,597	96,461
Income tax provision	(9,468)	(14,451)	(22,651)	(29,530)
Net earnings	29,155	34,373	69,946	66,931
Net earnings (loss) attributable to noncontrolling interests	2	(14)	(65)	47
Net earnings attributable to Caleres, Inc.	$29,153	$34,387	$70,011	$66,884

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.68	$0.80	$1.62	$1.56

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.67	$0.80	$1.62	$1.55

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	November 3, 2018	October 28, 2017	February 3, 2018
(Thousands)
ASSETS
Cash and cash equivalents	$90,491	$31,379	$64,047
Receivables, net	192,246	132,942	152,613
Inventories, net	698,265	598,365	569,379
Prepaid expenses and other current assets	63,166	40,982	60,750
Total current assets	1,044,168	803,668	846,789

Property and equipment, net	218,103	214,982	212,799
Goodwill and intangible assets, net	653,852	340,182	339,168
Other assets	92,279	68,316	90,659
Total assets	$2,008,402	$1,427,148	$1,489,415

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$350,000	$20,000	$—
Trade accounts payable	317,499	223,832	272,962
Other accrued expenses	209,479	173,487	157,197
Total current liabilities	876,978	417,319	430,159

Long-term debt	197,817	197,348	197,472
Deferred rent	51,930	50,814	53,071
Other liabilities	114,592	86,580	89,751
Total other liabilities	364,339	334,742	340,294

Total Caleres, Inc. shareholders’ equity	765,753	673,645	717,489
Noncontrolling interests	1,332	1,442	1,473
Total equity	767,085	675,087	718,962
Total liabilities and equity	$2,008,402	$1,427,148	$1,489,415

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirty-Nine Weeks Ended
(Thousands)	November 3, 2018	October 28, 2017
OPERATING ACTIVITIES:
Net cash provided by operating activities	$94,410	$122,261

INVESTING ACTIVITIES:
Purchases of property and equipment	(35,244)	(34,364)
Capitalized software	(3,505)	(4,531)
Acquisition of Blowfish Malibu, net of cash received	(17,284)	—
Acquisition of Vionic, net of cash received	(344,942)	—
Net cash used for investing activities	(400,975)	(38,895)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	360,000	450,000
Repayments under revolving credit agreement	(10,000)	(540,000)
Repayments of capital lease obligation	(114)	—
Dividends paid	(9,059)	(9,033)
Acquisition of treasury stock	(3,288)	(5,993)
Issuance of common stock under share-based plans, net	(4,318)	(2,477)
Net cash provided by (used for) financing activities	333,221	(107,503)
Effect of exchange rate changes on cash and cash equivalents	(212)	184
Increase (decrease) in cash and cash equivalents	26,444	(23,953)
Cash and cash equivalents at beginning of period	64,047	55,332
Cash and cash equivalents at end of period	$90,491	$31,379

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	November 3, 2018			October 28, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$29,153	$0.67		$34,387	$0.80

Charges/other items:
Blowfish Malibu acquisition and integration-related costs	$1,000	743	0.02	$—	—	—
Vionic acquisition-related costs	5,022	4,170	0.10	—	—	—
Acquisition, integration and reorganization of men's brands	1,164	864	0.02	—	—	—
Total charges/other items	$7,186	$5,777	$0.14	$—	$—	$—
Adjusted earnings		$34,930	$0.81		$34,387	$0.80

	(Unaudited)
	Thirty-Nine Weeks Ended
	November 3, 2018			October 28, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$70,011	$1.62		$66,884	$1.55

Charges/other items:
Blowfish Malibu acquisition and integration-related costs	$1,778	1,319	0.03	$—	—	—
Vionic acquisition-related costs	5,022	4,170	0.10	—	—	—
Acquisition, integration and reorganization of men's brands	4,826	3,573	0.08	8,912	5,569	0.13
Total charges/other items	$11,626	$9,062	$0.21	$8,912	$5,569	$0.13
Adjusted earnings		$79,073	$1.83		$72,453	$1.68

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Net sales	$448,765	$473,118	$327,064	$301,538	$—	$—	$775,829	$774,656
Gross profit	$182,487	$198,073	$128,123	$118,812	$—	$—	$310,610	$316,885
Adjusted gross profit	$182,487	$198,073	$129,969	$118,812	$—	$—	$312,456	$316,885
Gross profit rate	40.7%	41.9%	39.2%	39.4%	—%	—%	40.0%	40.9%
Adjusted gross profit rate	40.7%	41.9%	39.7%	39.4%	—%	—%	40.3%	40.9%
Operating earnings (loss)	$24,414	$33,747	$26,679	$24,281	$(11,345)	$(7,650)	$39,748	$50,378
Adjusted operating earnings (loss)	$24,414	$33,747	$29,580	$24,281	$(7,060)	$(7,650)	$46,934	$50,378
Operating earnings %	5.4%	7.1%	8.2%	8.1%	—%	—%	5.1%	6.5%
Adjusted operating earnings %	5.4%	7.1%	9.0%	8.1%	—%	—%	6.0%	6.5%
Same-store sales % (on a 13-week basis) (1)	2.8%	0.9%	1.7%	2.4%	—%	—%	—%	—%
Number of stores	1,007	1,042	232	235	—	—	1,239	1,277

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Gross profit	$182,487	$198,073	$128,123	$118,812	$—	$—	$310,610	$316,885
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	932	—	—	—	932	—
Vionic acquisition-related costs	—	—	914	—	—	—	914	—
Acquisition, integration and reorganization of men's brands	—	—	—	—	—	—	—	—
Total charges/other items	—	—	1,846	—	—	—	1,846	—
Adjusted gross profit	$182,487	$198,073	$129,969	$118,812	$—	$—	$312,456	$316,885
Operating earnings (loss)	$24,414	$33,747	$26,679	$24,281	$(11,345)	$(7,650)	$39,748	$50,378
Charges/Other Items:
Blowfish Malibu acquisition and integration-related costs	—	—	932	—	68	—	1,000	—
Vionic acquisition-related costs	—	—	914	—	4,108	—	5,022	—
Acquisition, integration and reorganization of men's brands	—	—	1,055	—	109	—	1,164	—
Total charges/other items	—	—	2,901	—	4,285	—	7,186	—
Adjusted operating earnings (loss)	$24,414	$33,747	$29,580	$24,281	$(7,060)	$(7,650)	$46,934	$50,378
(1) The thirteen-week period ended October 28, 2017 excludes sales from Allen Edmonds.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Net sales	$1,241,648	$1,244,542	$872,935	$838,577	$—	$—	$2,114,583	$2,083,119
Gross profit	$534,802	$549,072	$343,831	$326,182	$—	$—	$878,633	$875,254
Adjusted gross profit	$534,802	$549,072	$346,218	$331,121	$—	$—	$881,020	$880,193
Gross profit rate	43.1%	44.1%	39.4%	38.9%	—%	—%	41.6%	42.0%
Adjusted gross profit rate	43.1%	44.1%	39.7%	39.5%	—%	—%	41.7%	42.3%
Operating earnings (loss)	$79,511	$79,137	$52,773	$53,511	$(37,446)	$(30,555)	$94,838	$102,093
Adjusted operating earnings (loss)	$79,511	$79,137	$59,596	$59,932	$(32,643)	$(28,064)	$106,464	$111,005
Operating earnings %	6.4%	6.4%	6.0%	6.4%	—%	—%	4.5%	4.9%
Adjusted operating earnings %	6.4%	6.4%	6.8%	7.1%	—%	—%	5.0%	5.3%
Same-store sales % (on a 39-week basis) (1)	1.7%	1.0%	(0.2)%	6.7%	—%	—%	—%	—%
Number of stores	1,007	1,042	232	235	—	—	1,239	1,277

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017
Gross profit	$534,802	$549,072	$343,831	$326,182	$—	$—	$878,633	$875,254
Charges/Other Items:
Blowfish Malibu integration and acquisition-related costs	—	—	1,473	—	—	—	1,473	—
Vionic acquisition-related costs	—	—	914	—	—	—	914	—
Acquisition, integration and reorganization of men's brands	—	—	—	4,939	—	—	—	4,939
Total charges/other items	—	—	2,387	4,939	—	—	2,387	4,939
Adjusted gross profit	$534,802	$549,072	$346,218	$331,121	$—	$—	$881,020	$880,193
Operating earnings (loss)	$79,511	$79,137	$52,773	$53,511	$(37,446)	$(30,555)	$94,838	$102,093
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	1,473	—	305	—	1,778	—
Vionic acquisition-related costs	—	—	914	—	4,108	—	5,022	—
Acquisition, integration and reorganization of men's brands	—	—	4,436	6,421	390	2,491	4,826	8,912
Total charges/other items	—	—	6,823	6,421	4,803	2,491	11,626	8,912
Adjusted operating earnings (loss)	$79,511	$79,137	$59,596	$59,932	$(32,643)	$(28,064)	$106,464	$111,005
(1) The thirty-nine-week period ended October 28, 2017 excludes sales from Allen Edmonds.

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017

Net earnings attributable to Caleres, Inc.:
Net earnings	$29,155	$34,373	$69,946	$66,931
Net (earnings) loss attributable to noncontrolling interests	(2)	14	65	(47)
Net earnings attributable to Caleres, Inc.	29,153	34,387	70,011	66,884
Net earnings allocated to participating securities	(800)	(949)	(1,950)	(1,841)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$28,353	$33,438	$68,061	$65,043

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,999	41,788	41,958	41,801
Dilutive effect of share-based awards	107	182	116	173
Diluted common shares attributable to Caleres, Inc.	42,106	41,970	42,074	41,974

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.68	$0.80	$1.62	$1.56

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.67	$0.80	$1.62	$1.55

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 3, 2018	October 28, 2017	November 3, 2018	October 28, 2017

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$34,932	$34,373	$79,008	$72,500
Net (earnings) loss attributable to noncontrolling interests	(2)	14	65	(47)
Adjusted net earnings attributable to Caleres, Inc.	34,930	34,387	79,073	72,453
Net earnings allocated to participating securities	(961)	(949)	(2,204)	(1,995)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,969	$33,438	$76,869	$70,458

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,999	41,788	41,958	41,801
Dilutive effect of share-based awards	107	182	116	173
Diluted common shares attributable to Caleres, Inc.	42,106	41,970	42,074	41,974

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.80	$1.83	$1.69

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.81	$0.80	$1.83	$1.68

SCHEDULE 8

CALERES, INC.
CALCULATION OF RETURN ON AVERAGE INVESTED CAPITAL AND ADJUSTED RETURN ON AVERAGE INVESTED CAPITAL (NON-GAAP METRICS)

	(Unaudited)
	November 3, 2018	October 28, 2017
(in 000's)
Return on Average Invested Capital
Net earnings (trailing twelve months)	$90,326	$60,262
Average invested capital (1)	540,354	547,238
Return on average invested capital	16.7%	11.0%

Adjusted Return on Average Invested Capital
Adjusted net earnings (trailing twelve months)	$99,691	$86,719
Average invested capital (1)	540,354	547,238
Adjusted return on average invested capital	18.4%	15.8%

(1) Calculated as the 13-month average of each month-end invested capital balance. Invested capital is defined as current assets, excluding cash and cash equivalents, plus property and equipment, net, less current liabilities, excluding borrowings under revolving credit agreement.